BLACKROCK FUNDSSM

BlackRock Exchange Portfolio

(the “Fund”)

SUPPLEMENT DATED JULY 24, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 27, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

Jeffrey R. Lindsey, CFA, and Bryan Krause are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The subsection entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2011.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey R. Lindsey, CFA	12	8	23	0	0	1
	$9.59 Billion	$1.24 Billion	$3.16 Billion	$0	$0	$112.7 Million
Bryan Krause[1]	11	7	19	0	0	2
	$8.98 Billion	$1.77 Billion	$2.84 Billion	$0	$0	$261.8 Million
[1]	Information for Mr. Krause is provided as of July 19, 2012.

The last sentence of the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Managers	Applicable Benchmarks
Jeffrey R. Lindsey	Lipper Large Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category
Bryan Krause

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Mr. Lindsey has received long-term incentive awards.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Messrs. Lindsey and Krause are each eligible to participate in these plans.

The subsection entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of December 31, 2011.

Portfolio Manager	Dollar Range
Jeffrey R. Lindsey	None
Bryan Krause[1]	None

[1]	Information for Mr. Krause is provided as of July 19, 2012.

Shareholders should retain this Supplement for future reference.

SAI-EX-0712SUP